UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 31, 2024

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

Article IV, Section 6(c) of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) provides that each outstanding share of the Company’s Class B Common Stock will convert automatically, without any further action, into one share of the Company’s Class A Common Stock on the last trading day of the fiscal year during which the number of outstanding shares of such Class B Common Stock represents less than 10.0% of the total number of outstanding shares of the Company’s Class A Common Stock and Class B Common Stock. During fiscal year 2024 this threshold was met. Therefore, on December 31, 2024, each outstanding share of the Company’s Class B Common Stock automatically converted (the “Conversion”) into one share of the Company’s Class A Common Stock.

The Conversion had the following effects, among others:

Voting Power. Prior to the Conversion, holders of shares of Class B Common Stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the Conversion, all former holders of shares of Class B Common Stock received an equal number of shares of Class A Common Stock that are entitled to cast only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate of Incorporation and Delaware General Corporation Law that entitled the holders of shares of Class A Common Stock and Class B Common Stock, in certain circumstances, to separate class voting rights, are no longer applicable as a result of the Conversion.

2019 Equity Incentive Plan. Upon the Conversion, outstanding options and restricted stock units that were previously denominated in shares of Class B Common Stock and issued under the Company’s 2019 Equity Incentive Plan remain unchanged, except that they now represent the right to receive shares of Class A Common Stock.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: January 3, 2025	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel and Secretary